Ameritas Life Insurance Corp.

("Ameritas Life")

Ameritas Variable Separate Account V

Ameritas Variable Separate Account VA-2

("Separate Accounts")

Supplement to:

 Overture Applause!, Overture Applause! II, Overture Encore!,

Corporate Benefit VUL, and Overture Bravo!

Prospectuses Dated May 1, 2007

 Overture Ovation! and Protector hVUL

Prospectuses Dated May 1, 2008

Excel Performance VUL

Prospectus Dated May 1, 2013

Overture Annuity III-Plus

Prospectus Dated May 1, 2007

 Overture Annuity II, Overture Annuity III, Overture Acclaim!, and Overture Accent!

Prospectuses Dated September 1, 2009

Medley! and Overture Medley ®

Prospectuses Dated May 1, 2013

Supplement Dated August 28, 2013

Effective on or about September 3, 2013, Dreman Value Management, L.L.C. will no longer serve as subadvisor to the DWS Small Mid Cap Value VIP Portfolio, Class A of the DWS Variable Series II.  The Separate Account Variable Investment Options chart in your prospectus is updated to remove reference to Dreman Value Management, L.L.C. as subadvisor to this Portfolio.

Please see the respective DWS Small Mid Cap Value VIP Portfolio, Class A prospectus, as supplemented, for more information.

All other provisions of your Policy remain as stated in your Policy and prospectus as previously supplemented.

Please retain this Supplement with the current prospectus for your variable Policy issued by

Ameritas Life Insurance Corp.

If you do not have a current prospectus, please contact Ameritas Life at 1-800-745-1112.

IN1747 8-13